AB BOND FUND, INC.

-AB Intermediate Bond Portfolio

(the “Fund”)

Supplement dated May 9, 2019 to the Prospectus and Summary Prospectus, each dated January 31, 2019, for AB Intermediate Bond Portfolio (the “Prospectuses”).

* * * * *

At a meeting held on May 7-9, 2019, the Board of Directors of AB Bond Fund, Inc. approved changes to the Fund’s name, investment objective and principal strategies. The changes would eliminate the current guidelines for the average duration and maturity of the Fund and address certain related matters.

It is anticipated that the following changes to the Prospectuses will take effect on or about July 12, 2019:

Change in Fund Name

The Fund is renamed “AB Total Return Bond Portfolio.”

Accordingly, all references to the Fund as “AB Intermediate Bond Portfolio” are replaced with “AB Total Return Bond Portfolio.”

Change in Investment Objective

The disclosure under “Investment Objective” is deleted in its entirety and replaced with the following:

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

Changes in Principal Strategies

The first paragraph under “Principal Strategies” is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment grade bonds. The Fund may use leverage for investment purposes.

* * * * *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

__________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.